EXHIBIT 99.1

SMART Global Holdings Announces Acquisition of Penguin Computing

Expanding into Specialty Compute and Storage, Targeting Artificial Intelligence, Machine Learning, and High Performance Computing Applications

Conference Call to Discuss Acquisition @ 1:30pm PT /4:30pm ET on June 11, 2018

NEWARK, CA – June 11, 2018 – SMART Global Holdings, Inc. (“SMART”) (NASDAQ: SGH) today announced that it has acquired Penguin Computing, Inc. (“Penguin”), a privately held company and a leader in specialty compute and storage solutions targeting applications in Artificial Intelligence (AI), Machine Learning (ML) and High-Performance Computing (HPC) using state-of-the-art, open technologies and advanced industry architectures. Penguin’s compute and storage solutions are also available on a secure cloud infrastructure.

Penguin will continue as a standalone operation being the first part of a new business unit, SMART Specialty Compute & Storage Solutions (SCSS), which will benefit from shared infrastructure and the ability to leverage the products and capabilities of SMART’s Specialty Memory business unit into the emerging AI and ML markets. The acquisition of Penguin and the creation of SMART SCSS will serve as a broad platform on which SGH can further build.

“We are pleased to be embarking on the first acquisition of our strategy to broaden the reach and capabilities of SMART into new technologies, markets and channels that leverage our proven platform of integrating and growing businesses,” commented Ajay Shah, Chairman and CEO of SMART Global Holdings. “Penguin brings an outstanding customer base, solid products and strong supplier relationships to SMART in the specialty compute, storage and networking markets.”

Tom Coull, CEO of Penguin, stated, “We are looking forward to becoming a part of the SMART family of global companies and will continue to deliver Penguin branded high quality, cost effective, purpose-built servers, storage and networking solutions for our customers. With this new platform, Penguin will have substantially improved access to capital to drive additional investment in, and further development and growth of our product and services offerings. Based on all of the benefits that we anticipate from this transaction, we expect that our customers and suppliers will be supportive of the transaction.”

SMART has agreed to acquire Penguin for up to $85 million, which includes up to $25 million of performance-based payments that are made only if certain agreed-upon targets are achieved.

KKR Credit provided the debt financing for this transaction. Needham & Company, LLC acted as financial advisor to SMART.

Selected financial information on Penguin Computing is provided below. This financial information is subject to adjustments as the Company completes its review.

SMART will be hosting a conference call to discuss the acquisition at 1:30pm Pacific Time (PT), 4:30pm Eastern Time (ET) on Monday, June 11, 2018. Details are shown below:

Penguin Acquisition Conference Call Details

Date:	Monday, June 11, 2018
Time:	1:30pm Pacific Time (PT) / 4:30pm Eastern Time (ET)
Dial-in US toll free:	+1-866-487-6452
Passcode:	5685225
Webcast:	www.smartgh.com

A replay of the conference call will be accessible for one week following the call as follows:

Replay: +1-855-859-2056; Passcode: 5685225; or through the Investors section of the SMART website at www.smartgh.com.

	Penguin Computing, Inc.
(amounts in millions)	Q1’FY18	Q1’FY17	FY’17
	(unaudited)		(audited)
Net sales	$48.5	$26.9	$166.5
Gross profit	$10.3	$5.8	$30.4
Adjusted EBITDA(1)	$3.5	$0.9	$8.1

(1) Reconciliation
Net income	$2.0	$0.4	$5.9
Interest & fees	0.3	0.1	0.9
Taxes	0.6	0.0	0.1
Depreciation	0.6	0.3	1.2
Adjusted EBITDA	$3.5	$0.9	$8.1

Note: Fiscal year ended December 31, 2017

Forward-Looking Statements

This release contains, and statements made during the above-referenced conference call will contain "forward-looking statements" including among other things, statements regarding future events and the future financial performance of SMART and Penguin and statements regarding growth drivers in certain industries and markets. These statements are only predictions and may differ materially from actual future events or results due to a variety of factors, including but not limited to: business and economic conditions and growth trends in the technology industry and in SMART’s and Penguin’s customers and end markets; global economic conditions and uncertainties in the geopolitical environment; overall information technology spending; the success of our strategic initiatives including additional investments in acquisitions and new products; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; difficulties with or delays in the introduction of new products; slowing or contraction of growth in the computing and storage markets; prices for the end products of our customers; fluctuations in material costs and availability; deterioration in or loss of relations with any of our limited number of key vendors and customers; loss of status of Penguin as a small business; and other factors and risks detailed in SMART’s filings with the Securities and Exchange Commission. Such factors and risks as outlined above and in such filings may not constitute all factors and risks that could cause actual results of SMART to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. SMART and Penguin operate in a continually changing business environment and new factors emerge from time to time. SMART cannot predict such factors, nor can it assess the impact, if any, from such factors on SMART or Penguin or on the combined results. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. These forward-looking statements are made as of today, and SMART does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Non-GAAP Information

Certain non-GAAP financial measures are contained in this press release or will be discussed on our conference call, including Penguin’s Adjusted EBITDA. Penguin defines Adjusted EBITDA as GAAP net income plus interest and fees, taxes, depreciation and other infrequent or unusual items. Adjusted EBITDA is not a measure of financial performance calculated in accordance with U.S. GAAP and should be viewed as a supplement to, not a substitute for, our results of operations presented on the basis of U.S. GAAP. Adjusted EBITDA also does not purport to represent cash flow provided by, or used in, operating activities in accordance with U.S. GAAP and should not be used as a measure of liquidity.

The non-GAAP financial results presented herein do not include depreciation, interest and fees, and taxes. These non-GAAP financial measures are provided to enhance the user's overall understanding of Penguin’s financial performance. By excluding these charges and gains, as well as any related tax effects, Penguin’s non-GAAP results provide information to management and investors that is useful in assessing Penguin’s core operating performance and in evaluating and comparing results of operations on a consistent basis from period to period. These non-GAAP financial measures are also used by management to evaluate financial results, to plan and forecast future periods, and to assess performance of certain executives for compensation purposes. The presentation of this additional information is not meant to be a substitute for the corresponding financial measures prepared in accordance with U.S. GAAP. In addition, these measures may not be used similarly by other companies and therefore may not be comparable between companies.

Investors are encouraged to review the “Reconciliation” of non-GAAP financial measures to GAAP results and reconciliation of GAAP Net Income to Adjusted EBITDA set forth in the table above for more detail on Adjusted EBITDA and non-GAAP calculations.

About SMART Global Holdings

The SMART family of companies are global leaders in specialty memory, storage and hybrid solutions serving the electronics industry with standard and custom products for over 25 years. SMART delivers components, modules and solutions to a broad customer base, including OEMs in computing, networking, communications, storage, mobile and industrial markets. Customers rely on SMART as a strategic supplier with custom designs, product quality, technical support, a global footprint, and the ability to provide locally manufactured memory products in multiple geographies. See www.smartgh.com, www.smartm.com, www.smarth.com or www.smartsscs.com for more information.

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Investor Contact:    Suzanne Schmidt     Investor Relations for SMART Global Holdings, Inc.     (510) 360-8596    ir@smartm.com